Exhibit 10.2 3

EXECUTION VERSION

second AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated with effect as of November 19, 2019 and is entered into by and among:

HARVEST DISPENSARIES, CULTIVATIONS & PRODUCTION FACILITIES LLC
as Co-Borrower

- and -

HARVEST ENTERPRISES, INC.
as Co-Borrower

- and -

BRIDGING FINANCE INC.
as Lender and Agent

RECITALS

A.	Harvest Dispensaries, Cultivations & Production Facilities LLC (“Harvest DCP”) and Harvest Enterprises, Inc. (“Enterprises”, and together with Harvest DCP, each a “Co-Borrower” and collectively, the “Co-Borrowers”), and each of their direct and indirect subsidiaries who are signatories hereto and set out in Schedule “A” hereto (each a “Guarantor” and collectively, the “Guarantors”), certain Lenders and Bridging Finance Inc. as agent for the Lenders are parties to an Amended and Restated Credit Agreement dated July 26, 2019, (as amended by a joinder and amending agreement dated August 26, 2019, a first amending agreement dated October 21, 2019 and as the same may be further amended, supplemented, restated, replaced or renewed from time to time, the “Credit Agreement”);

B.	The Co-Borrowers have requested, and the Lenders and the Agent have agreed, subject to the terms and conditions set forth herein, to amend certain of the terms of the Credit Agreement relating to the Bridge Facility.

NOW THEREFORE, in consideration of the continuation of accommodations of credit made available by the Agent and the Lenders to the Credit Parties and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.	Definitions

All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

2.	Amendments to Credit Agreement

The Credit Agreement is hereby amended as follows:

(a)	The definition of “Lenders” is hereby amended to include any and all lenders who have or may from time to time become a party to the Credit Agreement, including without limitation, pursuant to an assignment and transfer agreement.

(b)	Section 5(b) of the Credit Agreement is hereby amended to increase the amount of the Bridge Facility by the principal amount of CAD $27,500,000 to be advanced by new Lenders pursuant to an assignment and transfer agreement dated with effect as of the date hereof to be executed and delivered by such new Lenders to and in favour of Agent contemporaneously with the execution and delivery of this Amendment which shall result in a total aggregate principal amount of the Bridge Facility being in the amount of CAD $62,500,000.

(c)	Section 10.02 of the Credit Agreement is hereby amended to the effect that commencing on the effective date of this Amendment (the “Effective Date”), interest shall begin to accrue on the outstanding principal amount of the increase of the Bridge Facility hereunder at the rate of Bank of Montreal’s prime lending rate for Canadian dollar commercial loans in Canada plus 10.30% per annum, calculated monthly, not in advance, and such interest in respect of such increase in the principal amount of the Bridge Facility shall be paid monthly on the principal amount outstanding of such increased amount of the Bridge Facility commencing on the first Business Day of the month following the date of advance of such increase of the amount of the Bridge Facility hereunder, together with all interest accrued and owing thereon, for each such month during the Bridge Term with such entire principal amount and any interest owing thereon payable in full at the end of the Bridge Term.

(d)	Section 23.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)	Each Lender designates Agent to act as its administrative and collateral agent for it under this Agreement and the Security. Each Lender hereby irrevocably authorizes Agent to have exclusive authority to take such action on its behalf under the provisions of this Agreement and the Security and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections received pursuant to this Agreement, for the benefit of itself and each Lender in accordance with the provisions hereof and any assignment and transfer agreement between the Agent and any Lender. Agent may perform any of its duties hereunder by or through its agents or employees. Notwithstanding the foregoing, Agent must receive written consent from each Lender prior to amending any provisions hereunder related to an extension of the Bridge Term, the applicable rate of interest as described in Section 10.02, the Repayments Events as applicable to the Bridge Facility and the release of any Security as applicable to the Bridge Facility.

(b)	As to any matters not expressly provided for by this Agreement, Agent shall not be required to exercise any discretion or take any action, but may in its sole discretion determine to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting), including without limitation, upon the instructions of the Lenders. Furthermore, the Agent shall not be required to take any action which, in Agent’s sole discretion, exposes Agent to liability or which is contrary to this Agreement or the Security or any Applicable Laws.

(c)	Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security. Neither Agent nor any of its officers, directors, advisors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Credit Party, or any officer thereof contained in this Agreement, or in any of the Security or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Security or for the value, validity, effectiveness, genuineness, due execution, enforceability, perfection or sufficiency of this Agreement, or any of the Security or for any failure of any Credit Party to perform its obligations hereunder. The duties of Agent as respects the advances shall be mechanical and administrative in nature only and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the transactions described herein except as expressly set forth herein.

(d)	Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

(e)	Notwithstanding any other provision hereof or any of the Credit Documents, any and all costs, fees, charges and expenses, including without limitation, any and all costs, fees, charges and expenses relating to the enforcement of any rights and remedies of the Agent and Lenders, and also including for greater certainty any and all payments of principal and interest in respect of the Primary Facility, received or incurred, as the case may be, in connection with this Agreement shall be payable first to Bridging Finance Inc., in its capacity as Agent and Lender hereunder, as the case may be, and all payments of principal and interest, but for greater certainty only in respect of the Bridge Facility, both before and after the occurrence of an Event of Default, shall be held by the Agent for the benefit of each of the Lenders (unless they are in default of any of their obligations to the Co-Borrowers or the Agent hereunder or under any other Credit Documents) on a pari passu basis based on the total amount of all principal amounts advanced by all the Lenders under the Bridge Facility and the principal amount advanced by each Lender under the Bridge Facility. For greater clarity, it is hereby understood and agreed by each of the Lenders that any and all fees payable in connection with any of the Facilities shall be solely payable to, and be for the sole account and benefit of, the Agent and Bridging Finance Inc. and any and all costs, charges, fees and expenses incurred or owing in connection with this Agreement, shall be payable to them in priority to any amounts payable or distributed to any of the Lenders out of any and all amounts received by Agent or any of the Lenders from any of the Credit Parties or any proceeds of Collateral. For greater certainty, any and all proceeds of any Collateral shall be paid and distributed in the following order of priorities:

(a)	first, to Agent and Bridging Finance Inc. in respect of any and all costs, charges, fees and expenses incurred or owing to them;

(b)	second, to the Lenders on a pro rata basis based on the total amounts of all principal amounts advanced by all Lenders under the Facilities and the principal amount advanced under the Facilities by each Lender.

(f)	Without prejudice to its obligations to Agent under the other provisions of this Agreement, Credit Parties hereby undertake to pay to Lenders from time to time on demand all amounts from time to time due and payable for the account of Lenders or any of them pursuant to this Agreement to the extent not already paid to Agent for the benefit of such Lenders.”

(e)	The Exhibit “A” attached as Exhibit “A” hereto is hereby added to the Credit Agreement as Exhibit “A”.

3.	No Other Changes

Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, unamended hereby.

4.	Conditions Precedent

This Amendment shall be effective when the Agent shall have received an executed original of this Amendment, and each of the following shall have been fulfilled to the satisfaction of the Agent in its reasonable credit discretion:

(a)	the Agent shall have received a fully executed assignment and transfer agreement, in the form attached as Exhibit “A” hereto, from IA Clarington Floating Rate Income Fund, IA Clarington U.S. Dollar Floating Rate Income Fund and IA Clarington Core Plus Bond Fund (the “Assignment and Transfer Agreement”), which shall be consented to and acknowledged by each of the Credit Parties;

(b)	each of the representations and warranties made by the Credit Parties contained in the Credit Agreement shall continue to be true, accurate and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

(c)	there shall not have been any breach of any of the covenants under the Credit Agreement;

(d)	no Default or Event of Default shall have occurred;

(e)	each of IA Clarington Floating Rate Income Fund, IA Clarington U.S. Dollar Floating Rate Income Fund and IA Clarington Core Plus Bond Fund shall have advanced the amount of the increase to the Bridge Facility to the Co-Borrowers, or as the Co-Borrowers may further direct them in writing, pursuant to the Assignment and Transfer Agreement; and

(f)	such other matters as the Agent may require, including without limitation, updated additional applicable disclosure Schedules to the Credit Agreement.

5.	Representations and Warranties

The Credit Parties hereby represent and warrant to the Agent and the Lenders as follows:

	(a)	the Co-Borrowers and each other Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now and formerly conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required;

	(b)	the execution, delivery and performance by the Credit Parties of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate and, if required, shareholder or partner action and been duly executed and delivered by the Co-Borrowers and each other Credit Party hereto or thereto and constitute legal, valid and binding obligations of the Co-Borrowers and each other Credit Party thereto, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganisation, moratorium or other Applicable Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

	(c)	the execution, delivery and performance by the Credit Parties of this Amendment and any other agreements or instruments required hereunder or executed in connection herewith: (i) do not require any consent or approval of, registration or filing with, or any other action by any person whatsoever, except as obtained by the Credit Parties, (ii) will not violate any Applicable Law or the charter, by-laws or other organizational documents of the Co-Borrowers or any other Credit Party, and (iii) will not result in the creation or imposition of any Lien on any asset of the Co-Borrowers or any other Credit Party, except for any Lien arising in favour of the Agent and the Lenders under the Credit Documents and Permitted Encumbrance; and

(d) all of the representations and warranties made by the Credit Parties contained in the Credit Agreement (including for greater certainty all of the representations and warranties made by the Credit Parties contained in the first amending agreement dated October 21, 2019) are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.	References

Upon the execution and delivery of this Amendment, all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Credit Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.	Release

The Credit Parties hereby absolutely and unconditionally release and forever discharge the Agent, the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state, provincial or federal law or otherwise, which the Credit Parties have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown other than claims, liabilities or obligations to the extent caused by the Agent’s or any Lender’s own gross negligence or willful misconduct. For greater clarity, the Agent and the Lenders are required to continue to honour their obligations under, subject to and in accordance with, the terms and conditions of the Credit Agreement.

8.	Confirmation of Security and Credit Documents

Each of the Credit Parties (including the Co-Borrowers and the Guarantors) hereby represents, warrants, acknowledges, confirms, covenants and agrees to and in favour of the Agent and the Lenders that the Credit Agreement, the Security and all Credit Documents executed and delivered to the Agent prior to the date of this Amendment in respect of any indebtedness or obligations owing by any of them to the Agent and Lenders whether under the Credit Agreement or any other Credit Document or otherwise shall continue to remain in full force and effect, unamended, and any and all Security, Liens and Credit Documents are hereby ratified and reconfirmed and any and all Security and Liens shall stand as general continuing collateral security in respect of any and all such indebtedness and obligations owing by any of the applicable Credit Parties to any and all of the Lenders a party to the Credit Agreement from time to time. Each of the Credit Parties hereby ratifies and confirms all of the debts, liabilities, obligations and agreements under the Credit Agreement, the Security and the other Credit Documents, and the Liens granted or purported to be granted and perfected thereby. Each of the Credit Parties confirms that the Security and Liens, including without limitation, the general security agreement from Harvest DCP and any Security which may have been amended and restated, granted to secure payment and performance of its respective obligations under, inter alia, the Credit Agreement continues to secure payment and performance of all the obligations thereunder and this Amendment to any and all Lenders from time to time (for purposes of this Section, the “Secured Obligations”). The Guarantors confirm that (i) the guarantees granted by each of them of the Secured Obligations continue to guarantee all such obligations and (ii) the Security and Liens granted to secure its obligations under its guarantee continues to secure its obligations under its guarantee, including without limitation, the Secured Obligations and the obligations guaranteed in relation to this Amendment.

9.	Ratification and Reaffirmation

Each of the Credit Parties hereby ratifies and reaffirms the Secured Obligations, each of the Credit Documents executed and delivered in connection therewith and all Liens granted thereunder, and all of such Credit Party’s covenants, duties, indebtedness and liabilities under any and all such Credit Documents to which it is a party to any and all Lenders from time to time. Without limiting the generality of the foregoing, each of the Credit Parties acknowledges and agrees that all Credit Documents shall secure all of the Obligations to the Agent and any and all Lenders from time to time.

10.	Costs and Expenses

The Co-Borrowers hereby reaffirms its obligation to pay any and all fees and expenses as set forth under Section 9.05 of the Credit Agreement.

11.	Governing Law

This Amendment shall be exclusively, without regard to any rules or principles relating to conflicts of laws, governed by the laws of the Province of Ontario and the parties hereto hereby attorn to the non-exclusive jurisdiction of the Courts thereof.

12.	Miscellaneous

This Amendment may be executed in any number of counterparts and delivered by PDF or other electronic method, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers under their respective seals, as applicable, as of the day and year first above written.

)	BRIDGING FINANCE INC., as Lender and Agent
)
)
)	Per:	/s/ Graham Marr
)	Name:	Graham Marr
)	Title:	Portfolio Manager
)
)
)	Per:
)	Name:
)	Title:
)
)

CO-BORROWERS:

)	HARVEST DISPENSARIES, CULTIVATIONS
)	& PRODUCTION FACILITIES LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)		Authorized Signing Officer
)

)	HARVEST ENTERPRISES, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)		Authorized Signing Officer
)
)

GUARANTORS:

)	21708 STATE ROAD 54, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	ABEDON SAIZ, L.L.C.
)
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	Manager
)		I have the authority to bind the company

)	AZ-DEL HOLDINGS, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS NV PROPERTIES V, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS OH PROPERTIES III, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES AZ-GLENDALE, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES FL-GAINESVILLE, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES FL-ORLANDO I, LLC
)
)
)	By:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES I LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES II LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES OH-BEAVERCREEK, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BYERS DISPENSARY, INC.
)
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard B. Hintz
)	Title:	Director
)		I have the authority to bind the corporation

)	CBX ENTERPRISES LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBX ESSENTIALS LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBX SCIENCES LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	DREAM STEAM LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	GOGRIZ, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST ARKANSAS HOLDING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP HOLDING OF NORTH DAKOTA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF FLORIDA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MARYLAND, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MASSACHUSETTS, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	HARVEST DCP OF NEVADA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF NEW JERSEY, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Member-Manager
)		I have the authority to bind the company

)	HARVEST DCP OF OHIO, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF PENNSYLVANIA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST GROWS MANAGEMENT, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST GROWS PROPERTIES, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST HEALTH & RECREATION INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST IP HOLDINGS, LLC
)
)	By: HARVEST ENTERPRISES, INC.,
)	its member-manager
)
)
)	Per:	/s/ Steve White
	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

)	HARVEST MASS HOLDING I, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST MICHIGAN HOLDING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF CALIFORNIA LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF FARMERSVILLE, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF HESPERIA, LLC
)
)	By: HARVEST ENTERPRISES, INC.,
)	its Majority member
)
)
)	Per:	/s/ Steve White
	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

)	HARVEST OF LAKE ELSINORE, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND CULTIVATION LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND DISPENSARY LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND PRODUCTION LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Director
)		I have the authority to bind the corporation

)	HARVEST OF NEVADA LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	HARVEST OF OHIO MANAGEMENT, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF PA MANAGEMENT, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF SANTA MONICA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Managing Member
)		I have the authority to bind the company

)	HOFB, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HOFW, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HIGH DESERT HEALING, L.L.C.
)
)
)	Per:	/s/ Jason Vedadi
)	Name:	Touraj Jason Vedadi
)	Title:	Manager
)		I have the authority to bind the company

)	HOLDINGS OF HARVEST CA, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	KWERLES, INC.
)
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard Hintz
)	Title:	Executive Chairman
)		I have the authority to bind the corporation

)	NATURAL STATE CAPITAL, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	NATURE MED, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the corporation

)	NOWAK WELLNESS, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	PAHANA, INC.
)
)
)	Per:	/s/ Jason Vedadi
)	Name:	Jason T. Vedadi
)	Title:	President
)		I have the authority to bind the corporation

)	PATIENT CARE CENTER 301, INC.
)
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	President
)		I have the authority to bind the company

)	RANDY TAYLOR CONSULTING LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SAN FELASCO NURSERIES, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SHERRI DUNN, L.L.C.
)
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard B. Hintz
)	Title:	Manager
)		I have the authority to bind the company

)	SMPB MANAGEMENT, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SVACCHA LLC
)
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	Manager
)		I have the authority to bind the company

)	VERDE DISPENSARY, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the company

)	WALTZ HEALING CENTER, INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	AD, LLC
)
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard Hintz
)	Title:	President
)		I have the authority to bind the corporation

)	LEAF HOLDINGS, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	WAREHOUSE 13, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	805 BEACH BREAKS INC.
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST CONNECTICUT HOLDING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST DCP OF ILLINOIS, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST MARYLAND HOLDING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF TOWSON, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	MARYLAND LICENSING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MISSOURI, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF NEVADA (DECATUR LV), LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST NEW YORK HOLDING, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF UTAH, LLC
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

SCHEDULE “A”

GUARANTORS

1.	21708 State Road 54, LLC, a Florida limited liability company
2.	Abedon Saiz, L.L.C., an Arizona limited liability company
3.	AZ-DEL Holdings, LLC, a Delaware limited liability company
4.	BRLS NV Properties V, LLC, a Nevada limited liability company
5.	BRLS OH Properties III, LLC, an Ohio limited liability company
6.	BRLS Properties AZ-Glendale, LLC, an Arizona limited liability company
7.	BRLS Properties FL-Gainesville, LLC, a Florida limited liability company
8.	BRLS Properties FL-Orlando I, LLC, a Florida limited liability company
9.	BRLS Properties I LLC, an Arizona limited liability company
10.	BRLS Properties II LLC, an Arizona limited liability company
11.	BRLS Properties OH-Beavercreek, LLC, an Ohio limited liability company
12.	Byers Dispensary, Inc., an Arizona non-profit corporation
13.	CBx Enterprises LLC, a Colorado limited liability company
14.	CBx Essentials LLC, a Nevada limited liability company
15.	CBx Sciences LLC, a Colorado limited liability company
16.	Dream Steam LLC, an Arizona limited liability company
17.	Gogriz, LLC, a Massachusetts limited liability company
18.	Harvest Arkansas Holding, LLC, an Arizona limited liability company
19.	Harvest DCP Holding of North Dakota, LLC, a North Dakota limited liability company
20.	Harvest DCP of Florida, LLC, a Florida limited liability company
21.	Harvest DCP of Maryland, LLC, a Maryland limited liability company
22.	Harvest DCP of Massachusetts, LLC, a Massachusetts limited liability company
23.	Harvest DCP of Nevada, LLC, a Nevada limited liability company
24.	Harvest DCP of New Jersey, LLC, a New Jersey limited liability company
25.	Harvest DCP of Ohio, LLC, an Ohio limited liability company
26.	Harvest DCP of Pennsylvania, LLC, a Pennsylvania limited liability company
27.	Harvest Grows Management, LLC, an Ohio limited liability company
28.	Harvest Grows Properties, LLC, an Ohio limited liability company
29.	Harvest Health & Recreation Inc., a British Columbia corporation
30.	Harvest IP Holdings, LLC, an Arizona limited liability company
31.	Harvest Mass Holding I, LLC, an Arizona limited liability company
32.	Harvest Michigan Holding, LLC, an Arizona limited liability company
33.	Harvest of California LLC, a California limited liability company
34.	Harvest of Farmersville, LLC, a California limited liability company
35.	Harvest of Hesperia, LLC, a California limited liability company
36.	Harvest of Lake Elsinore, LLC, a California limited liability company
37.	Harvest of Maryland Cultivation LLC, a Maryland limited liability company
38.	Harvest of Maryland Dispensary LLC, a Maryland limited liability company
39.	Harvest of Maryland Production LLC, a Maryland limited liability company
40.	Harvest of Maryland, Inc., a Maryland corporation
41.	Harvest of Nevada LLC, a Nevada limited liability company
42.	Harvest of Ohio Management, LLC, an Ohio limited liability company
43.	Harvest of PA Management, LLC, a Pennsylvania limited liability company

44.	Harvest of Santa Monica, LLC, a California limited liability company
45.	HOFB, LLC, a North Dakota limited liability company
46.	HOFW, LLC, a North Dakota limited liability company
47.	High Desert Healing, L.L.C., an Arizona limited liability company
48.	Holdings of Harvest CA, LLC, a California limited liability company
49.	Kwerles, Inc., an Arizona non-profit corporation
50.	Natural State Capital, LLC, an Arkansas limited liability company
51.	Nature Med, Inc., an Arizona non-profit corporation
52.	Nowak Wellness, Inc., an Arizona non-profit corporation
53.	Pahana, Inc., an Arizona non-profit corporation
54.	Patient Care Center 301, Inc., an Arizona non-profit corporation
55.	Randy Taylor Consulting LLC, an Arizona limited liability company
56.	San Felasco Nurseries, Inc., a Florida corporation
57.	Sherri Dunn, L.L.C., an Arizona limited liability company
58.	SMPB Management, LLC, a Delaware limited liability company
59.	Svaccha LLC, an Arizona limited liability company
60.	Verde Dispensary, Inc., an Arizona non-profit corporation
61.	Waltz Healing Center, Inc., an Arizona non-profit corporation
62.	AD, LLC, an Arizona limited liability company
63.	Leaf Holdings, LLC, an Arizona limited liability company
64.	Warehouse 13, LLC, an Arizona limited liability company
65.	805 Beach Breaks Inc., a California corporation
66.	Harvest Connecticut Holding, LLC, a Connecticut limited liability company
67.	Harvest DCP of Illinois, LLC, an Illinois limited liability company
68.	Harvest Maryland Holding, LLC, a Maryland limited liability company
69.	Harvest of Towson, LLC, a Maryland limited liability company
70.	Maryland Licensing, LLC, a Maryland limited liability company
71.	Harvest DCP of Missouri, LLC, a Missouri limited liability company
72.	Harvest of Nevada (Decatur LV), LLC, a Nevada limited liability company
73.	Harvest New York Holding, LLC, a New York limited liability company
74.	Harvest DCP of Utah, LLC, a Utah limited liability company

Exhibit “A”

FORM OF ASSIGNMENT AND TRANSFER AGREEMENT

Dated: _______________, 20___

Reference is made to the amended and restated credit agreement dated as of July 26, 2019 (as amended by a joinder and amending agreement dated August 26, 2019, a first amending agreement dated October 21, 2019, a second amending agreement dated November 19, 2019 and as may be further amended, restated, supplemented, replaced or otherwise modified from time to time the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement), among, HARVEST DISPENSARIES, CULTIVATIONS & PRODUCTION FACILITIES LLC and HARVEST ENTERPRISES, INC., as co-borrowers (the “Co-Borrowers”) and BRIDGING FINANCE INC., in its capacity as Lender and agent for the other Lenders a party to the Credit Agreement from time to time (the “Agent”)

This Assignment and Transfer Agreement (the “Assignment and Transfer Agreement”), between Bridging Finance Inc., in its capacity as a Lender (herein the “Assignor”) and each of the entities set forth on Schedule 1 hereto and made a part hereof (each an “Assignee” and collectively, the “Assignees”) dated as of the date hereof (the “Effective Date”).

1. The Assignor hereby irrevocably sells and assigns to each Assignee as set forth on Schedule 1 hereto without any recourse whatsoever to the Assignor (subject to Section 2 hereof), and each Assignee hereby irrevocably purchases and assumes from the Assignor without any recourse whatsoever to the Assignor (subject to Section 2 hereof), as of the Effective Date, an undivided interest (the “Assigned Interest”) in and to all the Assignor’s rights and obligations in respect of the Bridge Facility under the Credit Agreement as is set forth on Schedule 1 (the “Assigned Facility”), in a principal amount for such Assigned Facility as set forth on Schedule 1, and all right, title and interest of the Assignor in and to the Ancillary Documents (as defined below) as it relates thereto.

2. The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Transfer Agreement, (ii) makes no representation or warranty whatsoever and assumes no responsibility whatsoever with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument, document or agreement executed in conjunction therewith (collectively the “Ancillary Documents”) or the execution, legality, validity, enforceability, perfection, genuineness, sufficiency or value of the Credit Agreement, any collateral pledged thereunder or any of the Ancillary Documents furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (iii) makes no representation or warranty whatsoever and assumes no responsibility whatsoever with respect to the financial condition of the Co-Borrowers or any of the Guarantors or the performance or observance by the Co-Borrowers or any of the Guarantors of any of their respective obligations under the Credit Agreement or any of the Ancillary Documents furnished pursuant thereto.

3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Transfer Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the Ancillary Documents, together with the copies of the most recent financial statements of the Co-Borrowers and Guarantors, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance whatsoever upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any of the Ancillary Documents; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Ancillary Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will be bound by the provisions hereof, the Credit Agreement and the Ancillary Documents and will perform in accordance with its terms all the obligations which by the terms hereof, the Credit Agreement and the Ancillary Documents are required to be performed by it as a Lender thereunder.

4. On and subject to the execution and delivery of this Assignment and Transfer Agreement and the advance by the Assignees of the aggregate principal amount of $27,500,000 under the Bridge Facility to the Co-Borrowers or as they may further direct the Assignees in writing, such agreement will be delivered to the Agent for acceptance by it and the Co-Borrowers, effective as of the Effective Date.

5. Upon and subject to the conditions hereof, from and after the Effective Date, the Agent shall make all payments from amounts actually received by it in respect of the Assigned Facility (being only payments of principal and interest in respect of the Assigned Facility and for greater certainty, not in respect of the Primary Facility or any fees and other amounts payable under the Credit Agreement) to the Assignee which accrue subsequent to the Effective Date. Notwithstanding any provision of this Assignment and Transfer Agreement to the contrary, if any Assignee breaches any of its obligations hereunder, under the Credit Agreement or under any of the Ancillary Documents to the Agent or as a Lender to any of the Co-Borrowers, it shall be deemed to be a “Defaulting Lender” and the following provisions shall apply to such Lender for so long as it remains a Defaulting Lender:

(a) interest shall cease to accrue to the Defaulting Lender and the advances of such Defaulting Lender shall not be included in determining whether all Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to the Credit Agreement); provided that any waiver or amendment which affects such Defaulting Lender differently than other Lenders generally shall require the consent of such Defaulting Lender;

(c) any amount owing by a Defaulting Lender to the Agent or another Lender that is not paid when due shall bear interest at the interest rate applicable to loans denominated in the applicable currency during such period;

(d) any amount payable to such Defaulting Lender hereunder (whether on account of principal or interest and including any amount that would otherwise be payable to such Defaulting Lender) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Agent in a segregated account and, subject to any applicable requirements of applicable law, be applied at such time or times as may be determined by the Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder, (ii) second, to the funding of any loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, (iii) third, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (iv) forth, to the payment of any other amounts owing to the Lenders hereunder, (v) fifth, to the payment of any amounts owing to the Co-Borrowers as a result of any judgment of a court of competent jurisdiction obtained by them against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a prepayment of the principal amount of any loans with respect to which a Defaulting Lender has funded its obligations, such payment shall be applied solely to prepay the loans of all Lenders other than Defaulting Lender’s pro rata prior to being applied to the prepayment of any loans of any Defaulting Lender;

(e) if a Defaulting Lender is insolvent, any amount payable to such Defaulting Lender hereunder may, in lieu of being distributed pursuant hereto, be retained by the Agent to collateralize indemnification and reimbursement obligations of such Defaulting Lender hereunder in an amount determined by the Agent, acting reasonably.

No commitment of any other Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section, performance by the Co-Borrowers of its obligations hereunder and the other Ancillary Documents shall not be excused or otherwise modified as a result of any Lender becoming a Defaulting Lender. The rights and remedies against a Defaulting Lender under this Section are in addition to other rights and remedies which the Co-Borrower may have against such Defaulting Lender as a result of it becoming a Defaulting Lender and which the Agent or any other Lender may have against such Defaulting Lender with respect thereto.

6. Each Assignee hereby designates Agent to act as its administrative and collateral agent for it under the Credit Agreement and the Ancillary Documents. Each Assignee hereby irrevocably authorizes Agent to have exclusive authority to take any action under the provisions of the Credit Agreement and the Ancillary Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all collateral, payments of principal and interest, costs, fees, charges, expenses and collections received pursuant to the Credit Agreement, for the benefit of itself and each Lender in accordance with the provisions thereof and hereof. Agent may perform any of its duties hereunder by or through its agents or employees. Notwithstanding the foregoing, Agent must receive written consent from each Lender prior to amending any provisions hereunder related to an extension of the Bridge Term, the applicable rate of interest as described in Section 10.02, the Repayments Events as applicable to the Bridge Facility and the release of any Security as applicable to the Bridge Facility.

7. As to any matters not expressly provided for by the Credit Agreement or the Ancillary Documents, Agent may in its sole discretion take any action or refrain from acting (and shall be fully protected in so acting or refraining from acting). Furthermore, Agent shall not be required to take any action which, in Agent’s sole discretion, exposes Agent to liability or which is contrary to the Credit Agreement, any Ancillary Document or the Security or applicable laws. For greater certainty, it is hereby understood, acknowledged and agreed that, subject to the Section 6 above, Agent shall have the sole and exclusive authority to administer the loans, make any and all credit decisions and take or refrain from taking any and all actions with respect to the enforcement of any and all rights and remedies under the Credit Agreement, any Ancillary Documents and the Security.

8. Agent shall have no duties or responsibilities except those expressly set forth in this Assignment and Transfer Agreement, the Credit Agreement, any Ancillary Documents and the Security. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Credit Party, or any officer thereof contained in this Agreement, or in any of the Security or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, the Credit Agreement, this Assignment and Transfer Agreement or any of the Security or for the value, validity, effectiveness, genuineness, due execution, enforceability, perfection or sufficiency of any such agreement, or any of the Security or for any failure of any Credit Party to perform its obligations hereunder. The duties of Agent as respects the advances shall be mechanical and administrative in nature only and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Assignment and Transfer Agreement or the transactions described herein except as expressly set forth herein.

9. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

10. Notwithstanding any other provision hereof, the Credit Agreement or any Ancillary Document, any and all costs, fees, charges and expenses, including any and all costs, fees, charges and expenses relating to the enforcement of any rights and remedies of the Agent and Lenders, and also including for greater certainty any and all payments of principal and interest in respect of the Primary Facility, received or incurred in connection with the Credit Agreement shall be payable first to Bridging Finance Inc., in its capacity as Agent and Lender under the Credit Agreement, as the case may be, and all payments of principal and interest, but for greater certainty only in respect of the Bridge Facility, both before and after the occurrence of an Event of Default, shall be held by the Agent for the benefit of each of the Lenders (unless they are a Defaulting Lender) on a pari passu basis based on the total amount of all principal amounts advanced by all Lenders under the Bridge Facility and the principal amount advanced by each Lender under the Bridge Facility. For greater clarity, it is hereby understood and agreed by each of the Lenders that any and all fees payable in connection with any of the Facilities shall be solely payable to, and be for the sole account and benefit of, the Agent and Bridging Finance Inc. and any and all costs, charges, fees and expenses incurred or owing in connection with the Credit Agreement, shall be payable to them in priority to any amounts payable or distributed to any of the Lenders out of any and all amounts received by Agent or any of the Lenders from any of the Credit Parties or any proceeds or Collateral. For greater certainty, any and all proceeds of any Collateral shall be paid and distributed in the following order of priorities:

(a) first, to Agent and Bridging Finance Inc. in respect of any and all costs, charges, fees and expenses incurred or owing to them;

(b) second, to the Lenders on a pro rata basis based on the total amount of all principal amounts advanced by all Lenders under the Facilities and the principal amount advanced under the Facilities by each Lender.

11. Each Credit Party acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” Laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders and the Agent may be required to obtain, verify and record information regarding each Credit Party, its directors, authorized signing officers, direct or indirect shareholders or other persons in control of the Credit Parties, and the transactions contemplated hereby. Each Credit Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Agent, or any prospective assignee or participant of a Lender or the Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. If the Agent has ascertained the identity of the Credit Parties or any authorized signatories of the Credit Parties for the purposes of applicable AML Legislation, then the Agent:

(a) shall not be deemed to have done so as an agent for each Lender, and this Agreement shall not constitute a “written agreement” in such regard between each Lender and the Agent within the meaning of applicable AML Legislation; and

(b) shall provide to each Lender upon its reasonable request with copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.

Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lenders agrees that the Agent has no obligation to ascertain the identity of the Credit Parties or any authorized signatories of the Credit Parties on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from the Credit Parties or any such authorized signatory in doing so.

12. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Transfer Agreement, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Transfer Agreement, relinquish its rights and be released from its obligations in respect of the Assigned Facility under the Credit Agreement.

13. This Assignment and Transfer Agreement shall be exclusively (without regard to any rules or principals relating to conflicts of laws) governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

14. This Assignment and Transfer Agreement may be executed in one or more counterparts by facsimile transmission or PDF, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Transfer Agreement to be executed by their respective duly authorized officers.

ACCEPTED:

BRIDGING FINANCE INC.,
in its capacity as agent for the other Lenders

By:
Name:
Title:
Authorized Signing Officer

By:
Name:
Title:
Authorized Signing Officer

[ASSIGNEE],
as Assignee

By:
Name:
Title:

By:
Name:
Title:

Bridging Finance Inc.,
in its capacity as Assignor

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO:

CO-BORROWERS:

)	HARVEST DISPENSARIES, CULTIVATIONS
)	& PRODUCTION FACILITIES LLC
)
)
)	Per:
)	Name:
)	Authorized Signing Officer
)

)	HARVEST ENTERPRISES, INC.
)
)
)	Per:
)	Name:
)		Authorized Signing Officer
)
)

GUARANTORS:

)	21708 STATE ROAD 54, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	ABEDON SAIZ, L.L.C.
)
)
)	Per:
)	Name:	Leo Jachke
)	Title:	Manager
)		I have the authority to bind the company

)	AZ-DEL HOLDINGS, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS NV PROPERTIES V, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS OH PROPERTIES III, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES AZ-GLENDALE, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES FL-GAINESVILLE, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES FL-ORLANDO I, LLC
)
)
)	By:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES I LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES II LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS PROPERTIES OH-BEAVERCREEK, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BYERS DISPENSARY, INC.
)
)
)	Per:
)	Name:	Howard B. Hintz
)	Title:	Director
)		I have the authority to bind the corporation

)	CBX ENTERPRISES LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBX ESSENTIALS LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBX SCIENCES LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	DREAM STEAM LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	GOGRIZ, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST ARKANSAS HOLDING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP HOLDING OF NORTH DAKOTA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF FLORIDA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MARYLAND, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MASSACHUSETTS, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	HARVEST DCP OF NEVADA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF NEW JERSEY, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	Member-Manager
)		I have the authority to bind the company

)	HARVEST DCP OF OHIO, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF PENNSYLVANIA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST GROWS MANAGEMENT, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST GROWS PROPERTIES, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST HEALTH & RECREATION INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST IP HOLDINGS, LLC
)
)	By: HARVEST ENTERPRISES, INC.,
)	its member-manager
)
)
)	Per:
	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

)	HARVEST MASS HOLDING I, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST MICHIGAN HOLDING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF CALIFORNIA LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF FARMERSVILLE, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF HESPERIA, LLC
)
)	By: HARVEST ENTERPRISES, INC.,
)	its Majority member
)
)
)	Per:
	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

)	HARVEST OF LAKE ELSINORE, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND CULTIVATION LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND DISPENSARY LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND PRODUCTION LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF MARYLAND, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	Director
)		I have the authority to bind the corporation

)	HARVEST OF NEVADA LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	HARVEST OF OHIO MANAGEMENT, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF PA MANAGEMENT, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF SANTA MONICA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	Managing Member
)		I have the authority to bind the company

)	HOFB, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HOFW, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HIGH DESERT HEALING, L.L.C.
)
)
)	Per:
)	Name:	Touraj Jason Vedadi
)	Title:	Manager
)		I have the authority to bind the company

)	HOLDINGS OF HARVEST CA, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	KWERLES, INC.
)
)
)	Per:
)	Name:	Howard Hintz
)	Title:	Executive Chairman
)		I have the authority to bind the corporation

)	NATURAL STATE CAPITAL, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	NATURE MED, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the corporation

)	NOWAK WELLNESS, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	PAHANA, INC.
)
)
)	Per:
)	Name:	Jason T. Vedadi
)	Title:	President
)		I have the authority to bind the corporation

)	PATIENT CARE CENTER 301, INC.
)
)
)	Per:
)	Name:	Leo Jaschke
)	Title:	President
)		I have the authority to bind the company

)	RANDY TAYLOR CONSULTING LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SAN FELASCO NURSERIES, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SHERRI DUNN, L.L.C.
)
)
)	Per:
)	Name:	Howard B. Hintz
)	Title:	Manager
)		I have the authority to bind the company

)	SMPB MANAGEMENT, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	SVACCHA LLC
)
)
)	Per:
)	Name:	Leo Jaschke
)	Title:	Manager
)		I have the authority to bind the company

)	VERDE DISPENSARY, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the company

)	WALTZ HEALING CENTER, INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	AD, LLC
)
)
)	Per:
)	Name:	Howard Hintz
)	Title:	President
)		I have the authority to bind the corporation

)	LEAF HOLDINGS, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	WAREHOUSE 13, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	805 BEACH BREAKS INC.
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST CONNECTICUT HOLDING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST DCP OF ILLINOIS, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	HARVEST MARYLAND HOLDING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF TOWSON, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	MARYLAND LICENSING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF MISSOURI, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST OF NEVADA (DECATUR LV), LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST NEW YORK HOLDING, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HARVEST DCP OF UTAH, LLC
)
)
)	Per:
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

Schedule 1 to Assignment and Transfer Agreement

Name of Assignor: <*>

Name of Assignee: <*>

Effective Date of Assignment: <*>

Bridge Facility	Principal Amount Assigned		Percentage Assigned of Bridge Facility (Shown as a percentage of aggregate original principal amount of all Lenders)
<*>	$	<*>	<*>	%
Total:	$	<*>	<*>	%